UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2016

CATHAY GENERAL BANCORP

(Exact name of registrant as specified in its charter)

Delaware	001-31830	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California	90012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On July 8, 2016, Cathay General Bancorp (“Cathay”) and Bank SinoPac Co. Ltd. (“Bank SinoPac”) entered into a Stock Purchase Agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, among other things, upon the terms of and subject to the conditions set forth therein, Cathay has agreed to acquire all of the issued and outstanding shares of capital stock of SinoPac Bancorp, the U.S. subsidiary of Bank SinoPac, for $340 million subject to certain adjustments. Cathay has the option to deliver to Bank SinoPac up to 10% of the consideration for the shares of SinoPac Bancorp in shares of Cathay’s common stock.  The number of shares will be based on the volume weighted average closing price of Cathay’s common stock for the 20 full trading days ending on the third business day immediately preceding the closing date of the acquisition.  At this time, it is not known whether any shares of Cathay common stock will be issued in connection with the acquisition or, if issued, the number of shares.

The shares of Cathay common stock will be issued, if at all, directly to Bank SinoPac as an “accredited investor” in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission thereunder.

Item 7.01 Regulation FD Disclosure

On July 8, 2016, Cathay issued a presentation relating to the execution of the Purchase Agreement and the acquisition by Cathay of SinoPac Bancorp and its subsidiary, Far East National Bank. A copy of the presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished in Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information reported under this Item 7.01 will not be deemed an admission as to the materiality of any information contained in the report that is required to be disclosed solely by Regulation FD.

Item 8.01. Other Events

On July 8, 2016, Cathay and Bank SinoPac issued a joint press release announcing the execution of the Purchase Agreement. Pursuant to the Purchase Agreement, among other things, upon the terms of and subject to the conditions set forth therein, Cathay has agreed to acquire all of the issued and outstanding shares of capital stock of SinoPac Bancorp, the U.S. subsidiary of Bank SinoPac. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is hereby incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, dated July 8, 2016

99.2	Presentation, dated July 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHAY GENERAL BANCORP

Date: July 8, 2016

	By:	/s/ Heng W. Chen
Heng W. Chen
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, dated July 8, 2016

99.2	Presentation, dated July 8, 2016